UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2007

ClearPoint Business Resources, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51200	98-0434371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Manor Drive, Suite 110, Chalfont, PA	18914
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 997-7710

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 28, 2007, ClearPoint Business Resources, Inc. (the “Company”) filed a Current report on Form 8-K (the “Initial Form 8-K”) reporting the acquisition of certain assets of ALS, LLC and its subsidiaries, doing business as Advantage Services Group. This Amendment No. 1 to the Initial Form 8-K amends and supplements the Initial Form 8-K to include financial statements and pro forma financial information permitted to be filed by amendment to the Initial Form 8-K not later than 71 calendar days after the date that the Initial Form 8-K was required to be filed.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

ALS, LLC and its subsidiaries, Consolidated Financial Statements for the Years Ended December 31, 2006 and 2005 and Independent Auditors’ Report attached hereto as Exhibit 99.1 and incorporated herein by reference:

•	Independent Auditors’ Report

•	Consolidated Balance Sheets as of December 31, 2006 and 2005

•	Consolidated Statements of Income for the Years Ended December 31, 2006 and 2005

•	Statements of Changes in Members’ Equity for the Years Ended December 31, 2006 and 2005

•	Consolidated Statements of Cash Flows for the Years Ended December 31, 2006 and 2005

•	Notes to Consolidated Financial Statements

ALS, LLC and its subsidiaries, Consolidated Financial Statements for the Years Ended December 31, 2005 and 2004 and Independent Auditors’ Report attached hereto as Exhibit 99.2 and incorporated herein by reference:

•	Independent Auditors’ Report

•	Consolidated Balance Sheets as of December 31, 2005 and 2004

•	Consolidated Statements of Income for the Years Ended December 31, 2005 and 2004

•	Statements of Changes in Members’ Equity for the Years Ended December 31, 2005 and 2004

•	Consolidated Statements of Cash Flows for the Years Ended December 31, 2005 and 2004

•	Notes to Consolidated Financial Statements

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(b) Pro forma financial information.

Unaudited Pro Forma Condensed Combined Financial Information attached hereto as Exhibit 99.3 and incorporated herein by reference:

•	Basis of Presentation

•	Unaudited Pro Forma Condensed Combined Statements of Operations for the Year Ended December 31, 2006 and notes thereto

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2006 and notes thereto

(d) Exhibits.

Exhibit No.	Description
99.1	ALS, LLC and its subsidiaries, Consolidated Financial Statements for the Years Ended December 31, 2006 and 2005 and Independent Auditors’ Report

99.2	ALS, LLC and its subsidiaries, Consolidated Financial Statements for the Years Ended December 31, 2005 and 2004 and Independent Auditors’ Report

99.3	Unaudited Pro Forma Condensed Combined Financial Information

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2007

CLEARPOINT BUSINESS RESOURCES, INC.

By:	/s/ Christopher Ferguson
Name:	Christopher Ferguson
Title:	President

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EXHIBIT INDEX

Exhibit No.	Description
99.1	ALS, LLC and its subsidiaries, Consolidated Financial Statements for the Years Ended December 31, 2006 and 2005 and Independent Auditors’ Report

99.2	ALS, LLC and its subsidiaries, Consolidated Financial Statements for the Years Ended December 31, 2005 and 2004 and Independent Auditors’ Report

99.3	Unaudited Pro Forma Condensed Combined Financial Information

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